UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2011

AMERIGON INCORPORATED

(Exact name of registrant as specified in its charter)

Michigan	0-21810	95-4318554
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21680 Haggerty Road, Ste. 101, Northville, MI	48167
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 504-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 250.13e-4(c))

Section 1-4. Not applicable.

Section 5. Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of Amerigon Incorporated (the “Company”) held on June 24, 2011, shareholders: (1) elected seven director nominees to serve one-year terms; (2) ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011; (3) approved, on an advisory basis, the compensation of the Company’s named executive officers as set forth in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “Commission”) on May 20, 2011; (4) voted, on an advisory basis, on the frequency of holding future advisory votes on the compensation of the Company’s named executive officers, (5) approved the issuance of additional securities to holders of shares of the Company’s Series C 8% Convertible Preferred Stock (the “Series C Preferred Stock”) in the form of common stock (A) in lieu of cash dividends on the Series C Preferred Stock and (B) upon conversion or redemption of the Series C Preferred Stock, (6) approved an amendment to the Company’s Articles of Incorporation to increase the authorized number of shares of the Company’s common stock from 30,000,000 to 55,000,000, and (7) approved the Amerigon Incorporated 2011 Equity Incentive Plan covering 850,000 shares of the Company’s common stock. The results of the voting are shown below.

Proposal 1 – Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Lon E. Bell, Ph. D.	16,756,559	1,295,252	2,444,175
Francois J. Castaing	17,144,447	907,364	2,444,175
Daniel R. Coker	16,842,257	1,209,554	2,444,175
John M. Devine	17,144,447	907,364	2,444,175
Maurice E.P. Gunderson	17,144,247	907,564	2,444,175
Oscar B. Marx, III	9,653,841	8,397,970	2,444,175
James J. Paulsen	17,087,902	963,909	2,444,175

Proposal 2 – Ratification of Selection of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
20,471,325	18,015	6,646	0

Proposal 3 – Advisory Vote on Compensation of the Named Executive Officers

For	Against	Abstain	Broker Non-Votes
18,013,507	18,373	19,931	2,444,175

Proposal 4 – Advisory Vote on the Frequency of Holding Future Advisory Votes on Compensation of the Named Executive Officers

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
16,479,070	28,868	1,538,544	5,329	2,444,175

Proposal 5 – Issuance of Additional Securities to Holders of Shares of the Company’s Series C 8% Convertible Preferred Stock

For	Against	Abstain	Broker Non-Votes
17,854,272	182,858	14,681	2,444,175

Proposal 6 – Amendment to the Company’s Articles of Incorporation

For	Against	Abstain	Broker Non-Votes
19,738,839	733,305	23,842	0

Proposal 7 – Amerigon Incorporated 2011 Equity Incentive Plan

For	Against	Abstain	Broker Non-Votes
13,637,319	4,392,558	21,934	2,444,175

Sections 6-8. Not applicable.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Number	Description

10.1	Amerigon Incorporated 2011 Equity Incentive Plan (incorporated herein by reference to Appendix A to the Company’s Proxy Statement on Schedule 14A, filed with the Commission on May 20, 2011).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGON INCORPORATED

By:	/S/ BARRY G. STEELE
Barry G. Steele,
Chief Financial Officer

Date: June 28, 2011

EXHIBIT INDEX

Number	Description

10.1	Amerigon Incorporated 2011 Equity Incentive Plan (incorporated herein by reference to Appendix A to the Company’s Proxy Statement on Schedule 14A, filed with the Commission on May 20, 2011).